First Eagle Credit Opportunities Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 3, 2026

TO PROSPECTUS DATED APRIL 30, 2026

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the parent company of First Eagle Investment Management, LLC (“First Eagle”), which is the investment adviser to First Eagle Credit Opportunities Fund (the “Fund”). Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in First Eagle and First Eagle Alternative Credit, LLC becoming indirect wholly owned subsidiaries of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreement between the Fund and First Eagle and the related sub-advisory agreement between First Eagle and First Eagle Alternative Credit, LLC, which will result in automatic termination of those agreements.

Pursuant to the terms of the transaction, it is anticipated that the Board of Trustees of the Fund (the “Board”) will consider (i) a new investment management agreement with Victory Capital Management Inc. (“Victory Capital Management”), an affiliate of Victory Capital, as the Fund’s investment adviser and (ii) a new sub-advisory agreement with First Eagle Alternative Credit, LLC as the Fund’s subadviser (together, the “New Advisory Agreements”). If approved by the Board, the New Advisory Agreements will be presented to the shareholders of the Fund for approval, and, if so approved by shareholders, will take effect upon closing of the transaction or such later time as shareholder approval is obtained. There is no assurance that the Board or the shareholders will approve the New Advisory Agreements.

Following the closing of the transaction, First Eagle Investments will operate on Victory Capital’s platform, while retaining its brand. First Eagle Alternative Credit, LLC will remain a part of the alternative credit platform led by Napier Park Global Capital LLC, which will serve as Victory Capital’s alternative investments platform following the closing of the transaction, and continue to operate autonomously, with no changes to investment philosophies or processes.

The transaction is not expected to result in any change in the portfolio management of the Fund or in the Fund’s investment objectives or policies.

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The information in this Supplement modifies the First Eagle Credit Opportunities Fund Prospectus dated April 30, 2026. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Management of the Fund.”